THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND One Corporate Center Rye, NY 10580-1422 t 914.921.5070 GABELLI.COM

For information:

Laurissa Martire

(914) 921-5070

PRESS RELEASE

FOR IMMEDIATE RELEASE
Rye, New York	NYSE – GCV
August 22, 2018	CUSIP – 3620B109

GABELLI CONVERTIBLE AND INCOME SECURITIES FUND

ANNOUNCES RIGHTS OFFERING FOR SHARES OF COMMON STOCK

RECORD DATE AND SUMMARY OF TERMS

Rye, NY — The Board of Directors of The Gabelli Convertible and Income Securities Fund (NYSE:GCV) (the “Fund”) has approved a transferable rights offering which would allow the Fund’s record date common shareholders to acquire additional shares of common stock (the “Offering”). The Offering will be made only by means of a prospectus, and this announcement does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Fund’s securities.

SUMMARY OF THE TERMS OF THE OFFERING

•	Each shareholder will receive one transferable right (the “Right”) for each share of common stock held on the record date (September 5, 2018).

•	Three Rights plus $5.25 (the “Subscription Price”) will be required to purchase one additional share of common stock (the “Primary Subscription”). The purchase price will be payable in cash.

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Record date shareholders who fully exercise their Primary Subscription Rights will be eligible for an over-subscription privilege entitling these shareholders to subscribe, subject to certain limitations and a pro-rata allotment, for any additional shares of common stock not purchased pursuant to the Primary Subscription. Rights acquired in the secondary market may not participate in the over-subscription privilege.

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The Rights are expected to trade “when issued” on the New York Stock Exchange beginning on August 31, 2018, and the Fund’s shares of common stock are expected to trade “Ex-Rights” on the New York Stock Exchange beginning on September 4, 2018. The Rights are expected to begin trading for normal settlement on the New York Stock Exchange (NYSE:GCV RT) on or about September 10, 2018.

•	The Offering expires at 5:00 PM Eastern Time on October 17, 2018, unless extended.

The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus for the Offering to record date shareholders beginning on September 7, 2018. Financial Advisors will likely send notices to you shortly thereafter. Inquiries regarding the Offering should be directed to the Fund at 800-GABELLI or 914-921-5070.

The Offering is made pursuant to the Fund’s effective shelf registration statement on file with the Securities and Exchange Commission.

Any common stock issued as a result of the Offering will not be record date shares for the Fund’s quarterly distribution to be paid on September 21, 2018, and will not be entitled to receive such distribution.

The information herein is not complete and is subject to change. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a final prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The base prospectus contains this and additional information about the Fund and the prospectus supplement will contain this and additional information about the Offering, and should be read carefully before investing. For further information regarding the Offering, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund at 800-GABELLI or 914-921-5070.

The Gabelli Convertible and Income Securities Fund is a diversified, closed-end management investment company with $107 million in total net assets whose primary investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL).